EXHIBIT 10.3
GUARANTY AGREEMENT

This GUARANTY AGREEMENT, dated as of December 17, 2010 (this “Guaranty Agreement”), is made by each of the undersigned Subsidiary Loan Parties and any Subsidiary Loan Party hereafter added as a Guarantor (as defined below).

WHEREAS, DARLING INTERNATIONAL INC., a Delaware corporation (the “Borrower”) has entered into that certain Credit Agreement dated December 17, 2010, among the Borrower, the lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as the administrative agent (the “Agent”), Bank of Montreal, acting under its trade name BMO Capital Markets, as Syndication Agent, PNC Bank, N.A. and Goldman Sachs Bank USA, as Documentation Agents, and the other agents party thereto (such Credit Agreement, as it may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the same meaning assigned to such terms in the Credit Agreement);

WHEREAS, the execution and delivery of this Guaranty Agreement is a condition precedent to the effectiveness of the Credit Agreement;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Subsidiary Loan Parties and any Subsidiary Loan Party hereafter added as a “Guarantor” hereto pursuant to a Subsidiary Joinder Agreement in the form attached as Exhibit B to the Security Agreement (individually a “Guarantor” and collectively the “Guarantors”), hereby irrevocably and unconditionally guarantees to the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

1. The term “Guaranteed Indebtedness”, as used herein, means all of the Obligations, as defined in the Credit Agreement, the terms and provision of the Credit Agreement and the other Loan Documents.  The “Guaranteed Indebtedness” shall include (a) any increases, extensions and rearrangements of the Obligations under any amendments, restatements, amendment and restatements, supplements or other modifications of the documents and agreements creating the Obligations and (b) any and all post-petition interest and expenses (including attorneys’ fees in accordance with the terms and conditions of the Credit Agreement) arising in connection with any proceeding under any bankruptcy, insolvency, or other similar law whether or not allowed in such proceeding; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

2. The Guarantors together desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty Agreement.  Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty Agreement (a “Funding Guarantor”) that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor’s Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor’s Aggregate Payments (as defined below) to equal its Fair Share.  “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (ii) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty Agreement in respect of the obligations guarantied.  “Fair Share Shortfall” means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor.  “Adjusted Maximum Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty Agreement determined in accordance with the provisions hereof; provided that, solely for purposes of calculating the “Adjusted Maximum Amount” with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor.  “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty Agreement (including, without limitation, in respect of this paragraph 2).  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor.  The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder.

3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the Full Satisfaction of the Guaranteed Indebtedness in accordance with the terms and conditions of the Credit Agreement.  No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which the Borrower may have against any Secured Party or any other party, or which any Guarantor may have against the Borrower, any Secured Party or any other party, shall be available to, or shall be asserted by, any Guarantor against any Secured Party or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof until the Full Satisfaction of the Guaranteed Indebtedness in accordance with the terms and conditions of the Credit Agreement.

4. If a Guarantor becomes liable for any Indebtedness owing by the Borrower to any Secured Party by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of the Secured Parties hereunder shall be cumulative of any and all other rights that any Secured Party may ever have against such Guarantor.  The exercise by any Secured Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5. Upon the occurrence and continuance of an Event of Default arising from the Borrower’s default in payment of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Agent, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for Agent or any other Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against the Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any Collateral which shall have been given to secure such Guaranteed Indebtedness.  In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Agent and any other Secured Party with respect to the Guaranteed Indebtedness to the extent the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Agent or any other Secured Party hereunder, all rights of such Guarantor against the Borrower, any other Guarantor or any collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the Full

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Satisfaction of the Guaranteed Indebtedness in accordance with the terms and conditions of the Credit Agreement.  All payments received by the Agent hereunder shall be applied by the Agent to payment of the Guaranteed Indebtedness in the order provided for in Section 2.18(f) of the Credit Agreement.

6. If acceleration of the time for payment of any amount payable by the Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, reorganization or any similar proceeding of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Agent or the Required Lenders.

7. Each Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event which affects the Guaranteed Indebtedness, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor:  (a) the taking or accepting of Collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any Collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of the Borrower, or the dissolution, insolvency, bankruptcy, or any similar proceeding of the Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, restatement, amendment and restatement or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Agent or any other Secured Party to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Agent or any other Secured Party to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Agent or any other Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Agent or any other Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any Collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Agent or any other Secured Party to sell any Collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower or any Guarantor; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other Guarantor (in any cases other than the Full Satisfaction of the Guaranteed Indebtedness in accordance with the terms and conditions of the Credit Agreement).

8. Each Guarantor represents and warrants to Agent and the Lenders as follows:

(a)           The representations and warranties in Sections 3.01, 3.02 and 3.03 of the Credit Agreement relating to it are true and correct in all material respects as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been

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made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

(b)           It has, independently and without reliance upon Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

(c)           It is not relying upon Agent or any Lender to provide (and neither the Agent nor any Lender shall have any duty to provide) any information concerning the financial condition and assets of Borrower to it either now or in the future.

(d)           Each Loan Party is a member of an affiliated group and the Loan Parties are collectively engaged in a common enterprise with one another.  Each Loan Party will receive reasonably equivalent value in exchange for the obligations incurred under the Loan Documents to which each is a party.  Each Loan Party will derive substantial benefit from the credit extended pursuant to the Credit Agreement in an amount at least equal to its obligations under the Loan Documents to which it is a party.

9. Each Guarantor covenants and agrees that, until the Loan Obligations have been Fully Satisfied, it will comply with all covenants set forth in the Credit Agreement that are applicable to it.

10. When an Event of Default exists and is continuing and subject to the terms and conditions of the Credit Agreement, Agent and each other Secured Party shall, to the fullest extent permitted by law, have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness constituting Loan Obligations or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Agent and each other Secured Party to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Agent or any other Secured Party shall have made any demand under this Guaranty Agreement.  Each Secured Party agrees promptly to notify the Borrower in writing (with a copy to the Agent) after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.  The rights and remedies of Agent and other Secured Parties hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Agent or any other Secured Party may have.

11. (a)           Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor’s assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor’s assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens that are in favor of a Guarantor, Agent  or any other Secured Party presently exist or are hereafter created or attached.  Without the prior written consent of Agent (which consent shall not be unreasonably withheld), no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor’s right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, receivership, bankruptcy, reorganization, rearrangement, debtor’s relief or other insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

(b)           In the event of any liquidation, receivership, bankruptcy, reorganization, rearrangement, debtor’s relief or other insolvency proceeding involving any Debtor as debtor, Agent shall have the right to prove and, to the extent permitted by applicable law, vote any claim under the

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Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been Fully Satisfied in accordance with the terms and conditions of the Credit Agreement.  Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

12. Except for modifications made pursuant to the execution and delivery of a Subsidiary Joinder Agreement or as otherwise provided in the Credit Agreement, no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantors and Agent (with the consent of the Required Lenders).  No failure on the part of Agent or any other Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

13. This Guaranty Agreement is for the benefit of the Secured Parties and their successors and permitted assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.  This Guaranty Agreement is binding not only on each Guarantor, but on each Guarantor’s successors and assigns.

14. Each Guarantor recognizes that Agent and the Lenders are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder.  Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party other than as may be set forth herein or in the other Loan Documents.

15. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor (care of the Borrower) in accordance with the notice provisions in the Credit Agreement.

16. Except as otherwise specifically provided in the Credit Agreement, each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

17. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, AGENT AND THE OTHER SECURED PARTIES WITH RESPECT TO EACH GUARANTOR’S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.  THIS GUARANTY AGREEMENT IS INTENDED BY EACH GUARANTOR, AGENT AND THE OTHER SECURED PARTIES AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, AGENT AND ANY OTHER SECURED PARTY, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR,

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CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT.  THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, AGENT AND ANY OTHER SECURED PARTY.  This Guaranty Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Guaranty Agreement by telecopy or email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Guaranty Agreement.

18. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

19. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT (EXCLUDING THE ENFORCEMENT OF THE SECURITY DOCUMENTS TO THE EXTENT SUCH SECURITY DOCUMENTS EXPRESSLY PROVIDE OTHERWISE), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF SUCH PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF SUCH PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

[SIGNATURE PAGE BEGINS ON NEXT PAGE]

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EXECUTED as of the first date written above.
GUARANTORS:

GRIFFIN INDUSTRIES, INC.

By:	/s/ John O. Muse
	Name:	John O. Muse
	Title:	Executive Vice President
Finance and Administration

DARLING NATIONAL LLC

By:	/s/ John O. Muse
	Name:	John O. Muse
	Title:	Executive Vice President
Finance and Administration

CRAIG PROTEIN DIVISION, INC.

By:	/s/ John O. Muse
	Name:	John O. Muse
	Title:	Executive Vice President
Finance and Administration

SIGNATURE PAGE TO GUARANTY AGREEMENT